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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 15, 2004
                Date of Report (Date of earliest event reported)


                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE               0-12050            52-1528581
     (State or other jurisdiction   (Commission        (IRS Employer
           of incorporation)        File Number)     Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4300
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)


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ITEM 9.    REGULATION  FD  DISCLOSURE

The following information, including the press release attached as Exhibit 99.1, is being furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216:

On April 14, 2004, the Registrant issued a press release containing earnings information for its fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 SAFEGUARD HEALTH ENTERPRISES, INC.



Date: April 14, 2004             By:   /s/ Dennis L. Gates
                                    -------------------------------
                                      DENNIS L. GATES
                                      Senior Vice President and Chief Financial
                                      Officer



Date: April 14, 2004             By:   /s/ Ronald I. Brendzel
                                    -------------------------------
                                      RONALD I. BRENDZEL
                                      Senior Vice President and Secretary



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                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
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    99.1       Press  Release, dated April 14, 2004 regarding the fourth quarter and year ended December 31, 2003 earnings of the Registrant is filed herewith.




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